Large Animal Genetic Engineering Summit, June 2022 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL Leveraging Genetically Engineered Ungulates to Produce Novel Human Biotherapeutic

Forward Looking Statements 2 The material in this presentation has been prepared by SAB Biotherapeutics, Inc. (SAB) and is general background information about SAB’s activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs. This presentation may contain forward looking statements including statements regarding our intent, belief or current expectations with respect to SAB’s businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB’s control. Past performance is not a reliable indication of future performance. Unless otherwise specified, information is current at the date hereof, unless specifically noted. © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Novel DiversitAb™ Platform for Developing Highly-Differentiated Immunotherapies Vertical integration enables rapid, scalable development of multi-targeted products Robust, growing clinical-stage pipeline spanning multiple therapeutic areas Established proof-of-concept through US Government funded programs & partnerships totaling ~$200MM Strong corporate position with experienced leadership team and growing infrastructure Leveraged advanced genetic engineering & antibody science to develop Tc bovine-derived fully-human polyclonal antibodies © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL Innovative DiversitAb™ platform produces a new class of targeted fully-human, highly-potent polyclonal antibodies

DiversitAb™ Proprietary Platform Technology © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Only transgenic animal that carries the entire human immunoglobulin (Ig) heavy and light (κ) chain loci. HAC is subject to mitosis along with the other 46 chromsomes.  HAC present in the Tc Bovine allows for the highest production of human antibody repertoire most similar to humans. Tc Bovine Tc Bovine™ contain all the human immunoglobulin genes Human artificial chromosome (HAC) contains the entire human immunoglobulin loci (IgH + Igκ) © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL A Natural Way to Produce Human Polyclonal Antibodies

Human Antibody Production in Bovine B-Cell bIg Bovine chromosomes X X Bovine DNA-binding proteins Tc Bovine B-cells Remove species-incompatibility in protein-protein interaction Remove species-incompatibility in protein-DNA interaction HAC mRNA mRNA Human Bovine Chimeric IgM on B-Cell Receptor Fully-human IgG © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

B-Cells Produce Anti-Target Fully-Human Polyclonal Antibodies Hyperimmunization Multiple immunizations drive titers to extremely high levels with exceptional avidity maturation and potency B-Cells Produce Human Antibodies Natural and somatic mutation drives very high-level B-cell clone avidity maturation in Tc Bovine Therapeutic Diverse mixture of anti-Target human polyclonal antibodies allowing production of a fully-human immunoglobulin (hIgG) Rich diversity of IgG antibodies to Spike protein epitopes Fc binding to FcR ligands allows effector cell recruitment & activates complement Transferred full germline repertoire of human antibody response 7 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL Antigen

FDA: CENTER FOR DRUG EVALUATION & RESEARCH (CDER) FDA: CENTER FOR BIOLOGICS EVALUATION & RESEARCH (CBER) pAbs TARGET Monoclonal Approach Highly-targeted with specific activity Iterative Ab identification and selection process Selected and cloned in vitro May promote escape mutants via selective pressure Resistance may develop as pathogen/target mutates Current cocktail trend to address resistance Polyclonal Approach Diversity of antibodies with multiple modalities Naturally selected and produced in vivo Effective against escape mutants Reduced possibility of resistance Activates cellular immunity Synergistic properties not duplicated by mono- or oligoclonals mAb TARGET Clones of a single antibody bind to a specific epitope Natural mixture of many antibodies bind to multiple epitopes Characterized Monoclonal Antibody Plasma-Derived Polyclonal Antibodies Polyclonals: Broader Spectrum Efficacy Valuable in Range of Indications 8 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

B/Florida/04/2006 Challenge strain SOURCE: NEXTFLU AT HTTPS://NEXTFLU.ORG/VIC/12Y/ Antibodies produced to B/Phuket/3073/2013 protected against B/Florida/04/2006 2006 2017 B/Phuket/3073/2013 Vaccination strain Highly-Mutational Influenza Virus BYAM PHYLOGENIC TREE 100% Protection at All Dose Levels in Influenza Mouse Challenge * x Adaptive & Cross Reactive to Mutating Strains Efficacy Against Mutational Drift 9 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

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Consistent, Replicable Platform

In Vivo Efficacy Demonstrated Across a Broad Range Targets

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TARGET	EFFICACY	MODEL(S)	COLLABORATORS
Anthrax	100%	mouse (lethal)	Food and Drug Administration
Alphaviruses	100% 100%	mouse (lethal aerosol) non-human primate (viral clearance)	Naval Medical Research Center, University of Pittsburgh, NIH: National Institute of Allergy and Infectious Diseases
Clostridium Difficile	100% 87%	hamster (lethal) mouse (lethal)	Novavax
Dengue	100%	non-human primate (viral clearance)	Naval Medical Research Center
Ebola	90% 100%	mouse (lethal) non-human primate (lethal)	Naval Medical Research Center, NIH: National Institute of Allergy and Infectious Diseases, Novavax
Hantavirus	80-100% 100%	hamster (lethal) non-human primate (viral clearance)	United States Army Medical Research Institute of Infectious Diseases
Influenza	100% 100%	mouse (lethal) mouse (lethal aerosol)	National Institutes of Health, University of South Dakota, Utah State University, Naval Medical Research Center
Plague*	100%	Mouse (lethal aerosolized)	United States Army Medical Research Institute of Infectious Diseases
MERS-CoV	100%	mouse (viral clearance)	Biomedical Advanced Research and Development Authority, Naval Medical Research Center, NIH: National Institute of Allergy and Infectious Diseases, Novavax
Zika	100% 100% 100%	mouse (lethal) hamster (lethal) non-human primate (viral clearance)	Public Health Agency of Canada, Utah State University Harvard University

***Current DoD interest**

© 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

CLINICAL TRIAL INDICATION COLLABORATORS Phase 1b Mycoplasma hominis Brigham and Women's Hospital, Harvard Phase 1 MERS-CoV Naval Medical Research Center; NIH NIAID Phase 1 Type A and B Influenza Naval Medical Research Center; University of South Dakota Phase 2a Type A and B Influenza Naval Medical Research Center; University of South Dakota Phase 1 SARS-CoV2 DoD; BARDA; University of Pittsburgh Phase 1b SARS-CoV2 DoD; BARDA; University of Pittsburgh Phase 2 SARS-CoV2 DoD; BARDA; DAIDS NIH NIAID; University of Pittsburgh Phase 3 SARS-CoV2 DoD; BARDA; DAIDS NIH NIAID; University of Pittsburgh Human Clinical Trial Experience Clinical Trial Proof of Concept © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL 11

SAB-185 Anti-SARS-CoV2

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SAB-185: Specifically Targeted Human Immune Response

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MOA of Novel Polyclonal Antibody Raised Against SARS-CoV-2 Spike Protein


Spike Glycoprotein


ECTODOMAIN
S1
CTD
RBD
NTD
S2
FUSION PEPTIDE
HR1
HR2

Multiple blocking and neutralizing antibody species bind to single epitope

Multiple blocking and neutralizing antibodies with uniquely determined and multifactorial paratopes bind to single multi-conformational antigen epitope

Diversity of antibodies and uniquely combinatorial paratopes drives effector functions including antibody and complement dependent cellular cytotoxicity

Spike Glycoprotein

Receptor binding domain in S1 spike protein binds to ACE-2 receptor on human cells; then undergoes a conformational change to allow the S2 spike protein domain to fuse with the cellular membrane leading to infection of the cell

SAB-185 Polyclonal Spike Protein MOA

Antibodies bind multiple conformations of SARS-CoV-2 extracellular spike protein epitope and appears to prevent most all conformations of the infectious determinant spike protein from interacting with ACE-2 receptors on host cells, allowing effector cells to phagocytize virus and eliminate/lyse infected cells via complement

© 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Addresses Escape Mutants: SAB-185 Superior to Monoclonal Antibody 14 Selection for VSV-SARS-CoV-2 Wild Type Escape Mutation WASHINGTON UNIVERSITY SCHOOL OF MEDICINE–ST. LOUIS; 15 JAN 2021 Escape Mutants No Escape Mutants SAB-185 Targeted High-Potency Polyclonal Mixture Monoclonal Ab LOT 1 LOT 5 LOT 6 No Antibody 2H04 E484K E484A F486S © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Mutational Drift and Shift of COVID Variants x Haseltine W. Birth Of The Omicron Family: BA.1, BA.2, BA.3. Each As Different As Alpha Is From Delta. Online Forbes Article BA.1 BA.2 BA.3 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

SAB-185 Provides 100% protection against Delta and Omicron in an in-vivo hACE2 Hamster model Note: Control demonstrated 100% mortality in the ACE2 Hamster Model against Delta Note: Control demonstrated 0% mortality in the ACE2 Hamster Model against Omicron PERFOMRED BY WILLIAM KLIMSTRA’s LAB AT UNIVERSITY OF PITTSBERGH; hACE2 HAMSTER  MODEL DEVELOPED BY WANG LAB AT USU © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL 16

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Phase 2 Data from NIH ACTIV-2 Trial Confirms SAB-185 Met Virology Endpoints for Graduation to Phase 3

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Viral load reductions of ≥0.5 log_{10} for both lower and higher dose at Day 3

INTERIM ANALYSIS

	LOW-DOSE (3,840 UNITS/KG)	HIGH-DOSE (10,240 UNITS/KG)
Difference from PBO for RNA level (log_{10} copies/ml)	1.48	0.67
Minimum RNA level difference (log_{10} copies/ml)	0.5	0.5
Minimum Posterior Probability	0.6*	0.6*
Actual Posterior Probability	0.91	0.75

* The choice of 0.6 for this Bayesian probability indicates that there is a 3 to 2 odds of the agent being better than placebo by the desired amount (≥0.5 log_{10} /ml) for the outcome measure.

Sub-analysis** of viral load reduction shows **pronounced impact** in small subset of high-risk patients given either lower or higher dose



Low Risk / Low Dose
Low Risk / High Dose
High Risk / Low Dose
High Risk / High Dose
Median Viral Load (log10 copies/ml)
Day 0
Day 3
SAB-185
Placebo
N=12
N=11
N=10

** Results shown are not statistically significant

NIH NIAID (ACTIV) IN COLLABORATION WITH THE AIDS CLINICAL TRIALS GROUP (ACTG)

© 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Robust Pipeline with Broad Therapeutic Reach Ongoing discovery programs in oncology, autoimmune, infectious and idiopathic diseases Government-funded clinical-stage program in Middle East Respiratory Syndrome (MERS) coronavirus SAB-176 SEASONAL INFLUENZA SAB-185 COVID-19 (USG FUNDED) SAB-142 SAB-142 TRANSPLANT (INDUCTION/REJECTION) TYPE 1 DIABETES Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Phase 1 Trial & Phase 2a Challenge Study Enrollment Complete Autoimmune Disease Infectious Disease Phase 3 Trial (NIH ACTIV-2) © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Tc Goats™ - Expanding The Human Immunotherapeutic Platform for Personalized Medicine

Genetic Engineering Science Applied Across SAB Capra, LLC. is a wholly-owned subsidiary of SAB Biotherapeutics, Inc. Advancing novel antibody production platform leveraging transgenic goats Functionality of the HAC proven in a second species (ruminant ungulate) Generated H7N9-specific human polyclonal antibodies from Tc Goat (caprine) platform. Scientific Reports, 2019 SAB Capra Phase 2 STTR Grant (NIH/NIAID): in collaboration with Utah State University Total funding $1,501,157 ($926,194 to SABC, $574,963 to USU) Two years: 18 Apr 2019 – 31 Mar 2021 Two times of 12-month no cost extension granted—new end date 31 Mar 2023  Genetic optimization in our Tc Bovine was done in 10 years while the goat optimization was done in 2 years. 20 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Demonstrated Fully Human IgG in Tc Goat 21 Human IgG in Tc Capra Kids © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

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Positioned for Personalized Medicine

Confirms Feasibility of Multi-dosing

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High-dose therapy resulted in improved clinical parameters associated with reduced *M. hominis* burden following two subsequent infections



Open wound persisted ~7 years prior to treatment



Stopped SCIg
Surgery 1
Surgery 2
M.hominis/H.sapien (relative units)
Daptomycin
Valnemulin
Vanc/CTX
M. hominis/H. sapien (relative units)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Ramp Up (Apr - May)
Medium Dose (Jun - Sep)
High Dose (Oct - Jan)
Low Dose (Feb - Mar)
High Dose (Apr - Jun)
SAB-136 Treatment



Same area following treatment with SAB - 136

BRIGHAM AND WOMEN'S HOSPITAL

HARVARD MEDICAL SCHOOL

JARED N SILVER, CAMERON D ASHBAUGH, JACOB J MILES, HUA WU, GREGORY T MARECKI, JOYCE K HWANG, JIN-AN JIAO, MARK ABRAMS, EDDIE J SULLIVAN, DUANE R WESEMANN, DEPLOYMENT OF TRANSCHROMOSOMAL BOVINE FOR PERSONALIZED ANTIMICROBIAL THERAPY, CLINICAL INFECTIOUS DISEASES, VOLUME 66, ISSUE 7, 1 APRIL 2018, PAGES 1116–1119

© 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Advancing the Tc Platform for Continued Advancement of Human Health Developing targeted human polyclonal antibodies for use in personalized medicine Tc Goat platform production ready for producing diagnostics and testing reagent applications. Accommodating smaller volume markets, lower cost of development and maintenance, and accelerated scaling (shorter gestation, multiple births)  23 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL